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                      Securities and Exchange Commission

                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 24, 1997
                                                       ------------------

                            CalEnergy Company, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)

Delaware                          1-9874                      94-2213782
--------                          ------                      ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


               302 South 36th Street, Suite 400, Omaha, NE 68131
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's Telephone Number, including area code: (402) 341-4500
                                                           -------------


                                      N/A
          ----------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On September 25, 1997, the Registrant filed a Preliminary Prospectus Supplement with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, pursuant to which the Registrant commenced the offering of 14,000,000 shares of its Common Stock, par value $.0675 per share. Of the 14,000,000 shares of Common Stock being offered, 8,400,000 shares are initially being offered in the United States and Canada and 3,600,000 shares are initially being concurrently offered outside the United States and Canada. The remaining 2,000,000 shares of the Common Stock being offered are expected to be purchased directly from the Registrant by Walter C. Scott, Chairman and President of Peter Kiewit Sons', Inc., and a director of the Registrant, and/or by certain affiliated trusts and other entities directly or indirectly related to Mr. Scott, at a price equal to the public offering price of the other 12,000,000 shares. The Registrant intends to use the net proceeds of the offering to finance in part the previously announced acquisition of all of the ownership interests of Kiewit Diversified Group Inc. ("KDG") in the various international power generation projects which are jointly owned with the Registrant and managed by the Registrant as well as to purchase KDG's outstanding ownership interests in the Registrant's Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired:  None

(b)  Pro Forma Financial Information:  None

(c)  Exhibits:

         99.1 Preliminary Prospectus Supplement, dated September 24, 1997, to Prospectus dated September 22, 1997, filed with the Securities and Exchange Commission on September 25, 1997, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.


                                     -2-


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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.



                                   By:  /s/ Douglas L. Anderson
                                        --------------------------------------
                                           Douglas L. Anderson
                                           Assistant Secretary and Assistant
                                           General Counsel


Dated:  September 30, 1997




                              - 3 -

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                                 Exhibit Index
                                 -------------

Exhibit No.       Description
----------        -----------

99.1 Preliminary Prospectus Supplement, dated September 24, 1997, to Prospectus dated September 22, 1997, filed with the Securities and Exchange Commission on September 25, 1997, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.